EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER UNDER SECTION 906 OF THE SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Annual Report on Form 10-K of Medical Action Industries Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Paul D. Meringolo, Chief Executive Officer of the Company, and John Sheffield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul D. Meringolo
Chief Executive Officer and President

Date:	June 14, 2012

/s/ John Sheffield
Chief Financial Officer

Date:	June 14, 2012